FIRST AMERITAS LIFE INSURANCE CORP. OF NEW YORK
                               ("First Ameritas")
                FIRST AMERITAS VARIABLE ANNUITY SEPARATE ACCOUNT
                              ("Separate Account")

                                  Supplement to
        OVERTURE Annuity III-Plus, OVERTURE ACCLAIM! and OVERTURE ACCENT!
                         Prospectuses Dated May 1, 2003

                        Supplement Dated January 21, 2009

This supplement amends certain disclosure contained in the above-referenced prospectuses. Please keep this supplement together with your prospectus for future reference.

The following paragraph is added to the DEATH BENEFITS section of each prospectus to describe in more detail the procedures we follow if you have more than one beneficiary:

         Until we receive satisfactory proof of death and instructions, in the proper form, from your beneficiaries, your Policy will remain allocated to the Subaccounts you chose, so the amount of the death benefit will reflect the investment performance of those Subaccounts during this period. If your Policy has multiple beneficiaries, death benefit proceeds will be calculated when we receive satisfactory proof of death and instructions, in proper form, from each beneficiary. The death benefit proceeds still remaining to be paid to other beneficiaries will continue to fluctuate with the investment performance of the Subaccounts you chose, until each beneficiary has provided us instructions in the proper form.


All other provisions of your policy remain as stated in your policy and prospectus.


  Please retain this Supplement with the current prospectus for your variable
        Policy issued by First Ameritas Life Insurance Corp. of New York
    If you do not have a prospectus dated May 1, 2003, please contact
                       First Ameritas at 1-800-745-1112.